Exhibit 99.1

September 6, 2018 Rodman & Renshaw Global Investment Conference Sponsored by H.C. Wainwright & Co. September 5, 2018 Steven A. Shallcross Interim CEO & CFO

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon management’s current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our timeline for our SYN - 004 (ribaxamase) and SYN - 010 clinical trials and reporting of data, the size of the market, benefits to be derived from use of SYN - 004 (ribaxamase) and SYN - 010 , our anticipated patent portfolio, and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, our product candidates demonstrating safety and effectiveness, as well as results that are consistent with prior results, our ability to initiate clinical trials and if initiated, our ability to complete them on time and achieve the desired results and benefits, our clinical trials continuing enrollment as expected, our ability to obtain regulatory approval for our commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, developments by competitors that render our products obsolete or non - competitive, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to become or remain profitable, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2017 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

About Synthetic Biologics (NYSE American: SYN) • Diversified microbiome - focused company pioneering proprietary early & late - stage product candidates designed to protect and preserve the gut microbiome: • SYN - 004 (ribaxamase), for the prevention of antibiotic - mediated primary C. difficile infection (CDI), pathogenic overgrowth and antimicrobial resistance (AMR); • SYN - 010 , for the treatment of an underlying cause of irritable bowel syndrome with constipation (IBS - C); and, • SYN - 020 , potential to treat multiple GI & systemic diseases that stem from GI inflammation and “leaky gut” • Targeting large unmet medical needs and significant market opportunity in the prevention of bacterial infections and the treatment of GI disorders by harnessing the potential of the gut microbiome • Developing robust pipeline of product candidates leveraging proprietary formulations • Expanding intellectual property estate protecting platform product candidates • Exploring traditional and innovative paths to market 3

Containing bacteria, archaea, protists, fungi and viruses in the digestive tract The Gut Microbiome: A Complex Community of Microbes The microbiome affects our health • Immune system • Metabolism • Obesity • Inflammatory diseases • CNS disorders gut bacterial species have now been characterized >1,000 ~100 trillion microbial cells in each person (primarily bacteria in the gut) 100 1 to genes in our microbiome vs. genes in our genome 4 Knight R et al. (2017) Annu Rev Genomics Hum Genet 18: 65 - 86

Building a Deep Pipeline Focused on the Microbiome

Product Candidate	Description	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3
Prevention of CDI, AMR	Prophylactic					
SYN-004 (ribaxamase) capsules	Oral β-lactamase enzyme co-administered with IV β-lactam to degrade excess antibiotic[1]	→	→	→	→	
SYN-007 (ribaxamase) DR	Delayed release oral β-lactamase enzyme co-administered with ORAL β-lactam[2]	→				
SYN-004 (ribaxamase) NG	Nasogastric formulation of β-lactamase enzyme co-administered with IV β-lactam[3]	Recommended				
SYN-006 capsules	Oral carbapenemase enzyme co-administered with IV carbapenem antibiotic[1]	→				
SYN-006 NG	Nasogastric formulation of carbapenemase enzyme co-administered with IV carbapenem[3]	Recommended				
Treatment of IBS-C	Therapeutic					
SYN-010[C]	Oral modified formulation of lovastatin-lactone (anti-methanogen) administered once-daily (chronic) to treat a cause of IBS-C	→	→	→		
Microbiome Restoration	Therapeutic					
SYN-020 (IAP)[M]	Oral intestinal alkaline phosphatase enzyme for preservation of gut barrier, treatment of GI inflammation & restoration of the gut microbiome	→				

[1]Degrades excess antibiotic excreted into the GI tract before the antibiotic reaches the colon and causes dysbiosis.
[2]Degrades non-absorbed antibiotic remaining in the GI tract before the antibiotic reaches the colon and causes dysbiosis.
[3]For use in patients who can't swallow the capsule or its contents.
C - License and collaboration with Cedars-Sinai Medical Center
M - Scientific collaboration with Massachusetts General Hospital

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Synthetic Biologics

SYN - 010

Irritable Bowel Syndrome – Constipation (IBS - C) Up to 1 in 7 (14%) US adults has chronic constipation 2 $3,508 average additional healthcare cost per patient per year 3 Up to 1 in 20 (5%) US adults suffers from IBS - C 4 $3,856 average additional healthcare cost per patient per year 4 Only 8% of IBS patients and 14% of CIC patients are completely satisfied with current therapies 5 ,6 Unpredictable efficacy, unwanted side - effects, diarrhea “Both healthcare providers (82%) and patients (70%) agree that diarrhea is not an acceptable treatment outcome” 6 ¹Soares RLS (2014) World J Gastroenterol 20:12144 – 60. 2 Suares NC et al. (2011) Am J Gastroenterol 106 :1582 - 92. 3 Cai Q et al. (2014) J Med Economics 17: 148 - 58. 4 Doshi JA et al. (2014) J Manag Care Spec Pharm 20: 382 - 90. 5 International Foundation for Functional Gastrointestinal Disorders https://iffgd.org/images/pdfs/IBSpatients.pdf . 6 Harris L et al. (2017) Gastroenterology 152 (Suppl 1): S - 512. A large, growing and unmet medical need, IBS - C is the most prevalent functional gastrointestinal disorder (FGID) worldwide 1 & characterized by abdominal pain, bloating & constipation 7

IBS and Constipation Markets are Growing More than 2x growth in 4 years! US IBS and Constipation Market 1 • Digital and DTC campaigns are enhancing awareness of both IBS and gut health • New entrants are growing the market , not cannibalizing it 1 • Only 26% of patients are “very satisfied” with current FDA approved prescription medication 2 • Current therapies have not been shown to effectively address the symptoms of pain and bloating • Significant global market opportunity $2.5B Market Growth Drivers 1. IMS Health Analytics Link custom report. (Last accessed, August 2017). Population estimates: United Nations Population Division. Department of Economic and Social Affairs. World Population Prospects: The 2015 Revision. (July 2015.); 2. American Gastroenterological Association. Irritable Bowel Syndrome in America. A Survey Report conducted by AGA. (December 2015). (Last accessed 03/19/2017). 8

Directly targeting a microbial cause of IBS - C symptoms SYN - 010 is a Unique Approach to Treating IBS - C Bisacodyl Erythromycin Prucalopride Senna Linaclotide Lubiprostone Plecanatide Tenapanor Miralax Senna Target a Cause Hydrate the Stool Stimulate intestinal motility Stimulate intestinal water influx Reduce intestinal methane SYN - 010 Move the Mass 9

How Does SYN-010 Work?

- Methane production (methanogenesis) is **ubiquitous** in the human intestine and **is almost entirely due** to the microorganism, *M. smithii*

- Methane production in the human intestine caused by *M. smithii* **has been shown to cause constipation, pain** and **bloating**[1]

Carbohydrate → Bacteria → $4H_2 + CO_2$ → Archaea → $CH_4 + 2H_2O$

- Modified-release formulation of **lovastatin lactone (SYN-010) acts as an anti-methanogen** and may be optimal for reducing methane-production by *M. smithii*

- SYN-010 acts in the intestinal lumen to **inhibit methane** production with **few systemic effects** to date



1. Triantafyllou K et al. (2014) *J Neurogastroenterol Motil* 20:31-40.

10

Proactively targeting a cause of constipation, pain and bloating in IBS - C SYN - 010 Modified Release Lovastatin Lactone SYN - 010 ¹Hubert S et al. (2017) J Pharm Sci 107: 662 - 71 ²Morales W et al. (2015) Gastroenterology 148 (Suppl 1) :S - 779 - 80. Stomach pH 1.4 - 2.0 Duodenum pH 5.9 - 6.6 Jejunum pH 6.6 - 7.4 Ileum pH 7.3 - 7.8 Cecum pH 5.6 - 5.9 Colon pH 5.6 - 6.8 O O H O OH O O O H O OH O O O H O OH O O O H O OH O O O H O OH O O O H O OH O M. smithii Bacteria M. smithii Bacteria M. smithii overgrowth Bacterial overgrowth H 2  CH 4 H 2  CH 4 Designed to reduce methane without killing microbes; limits microbiome disruption² Enteric protection limits acid conversion of lactone to β - hydroxyacid¹ 11

18% 14% 0% 32% 45% 18% 5% 23% 21% 37% 11% 42% 56% 63% 39% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% CSBM* PAIN OVERALL (FDA) BLOATING % Subjects with Indicated Response Placebo - Month 1 RCT SYN-010 21 mg - Month 1 RCT SYN-010 42 mg - Month 1 RCT SYN-010 42 mg - Months 2 & 3 EXT 52 51 51 51 22 22 19 19 19 22 19 22 22 22 22 SYN - 010 Phase 2a Clinical Outcomes 12 *CSBM =complete spontaneous bowel movement. Columns show number of patients (n) in each group. Subjects completing the RCT were eli gib le to continue in the open - label EXT in which all subjects received SYN - 010 42 mg • CSBM’s improved in all three SYN - 010 groups over placebo • Pain improved in all three SYN - 010 groups over placebo • Bloating improved in two SYN - 010 groups over placebo • No serious adverse events and very few treatment emergent adverse events reported in clinical trials • Only 1 case of diarrhea in the entire study (unrelated to study drug) A multicenter, randomized, controlled, double - blinded, 4 - week trial (RCT) followed by an 8 - week open - label extension (EXT)

Co - funded, investigator - sponsored, Phase 2b clinical study of SYN - 010 Research Collaboration with Cedars - Sinai Clinic Visits Breath gases Cytokines in plasma Stool samples for microbiome - 14 1 14 28 42 56 70 84 DAY Randomize Screen Screening Pretreatmen t 12 - week Treatment Period EOS SYN - 010 42 mg q.d. (n=50) SYN - 010 21 mg q.d. (n=50) Placebo q.d. (n=50) • Research to be conducted out of the Pimentel Laboratory • Primary endpoint: change from baseline in the weekly number of CSBMs during the 12 - week treatment • Secondary Endpoints: changes from baseline in abdominal pain, bloating, stool frequency & use of rescue medication • Determine optimal dose of SYN - 010 for future registration studies • Expected initiation in Q4 2018 • Data readout expected in 2H 2019 13

SYN-010 Patent Position

Extensive patent portfolio, multiple protection strategies

~60 Granted Patents and ~25 Pending Applications (US & International)

Patented Methods of Treatment

Broadest Indication

Expires 2023

Patented and Pending Methods of Treatment

Treat Constipation with SYN-010 in Screened Patients

Expires 2034

Pending Patent Applications

- Formulations
- Methods of Use in Specific Patient Populations
- Clinical Dosing

Expires 2035

[1]Principal intellectual property licensed from Cedars-Sinai Medical Center (Los Angeles, CA)

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Synthetic Biologics

SYN - 004 (ribaxamase)

A Healthy Microbiome Prevents Disease A healthy microbiome protects the body from infection Antibiotics disrupt the microbiome Pathogens Multiply opportunistic infections and resistance (AMR) New disease treatments intensified and AMR spreads Image Credit: CDC 7 Disruption of the microbiome enables emergence and spread of pathogens 16

9. ., & McDonald, L.C; (2015). Emerging Infections Program C. difficile Surveillance Team. Burden of Clostridium difficile infection in the United States. New England Journal of Medicine. Retrieved from http://www.nejm.org/doi/full/10.1056/NEJMc1505190#t=article (Last accessed August 2017). 10. e, E van et al. “Excess length of stay and mortality due to Clostridium difficile infection: a multi - state modelling approach.” The Journal of hospital infection 88 4 (2014): 213 - 7. DOI: 10.1016/j.jhin.2014.08.008 11. Desai K, Gupta SB, Dubberke ER, Prahu VS, Browne C, Mast TC. Epidemiological and economic burden of Clostridium difficile in the United States: estimates from a modeling approach. BMC Infectious Diseases . 2016;16:303. doi:10.1186/s12879 - 016 - 1610 - 3. CDI: An Urgent Threat in the U. S. and Growing Global Concern average cost per hospital - acquired CDI case 2 patients in U.S. affected annually 1 453,000 $11,285 extra days spent in the hospital by a CDI patient 3 ~7 annual added cost to hospitals and society from CDI 4 $5.4B annual CDI - associated deaths 1 29,000 CDI - Clostridium difficile infection 1. Lessa , F.C., Winsto ., & McDonald, L.C; (2015). Emerging Infections Program C. difficile Surveillance Team. Burden of Clostridium difficile infectio n in the United States. New England Journal of Medicine. Retrieved from http://www.nejm.org/doi/full/10.1056/NEJMc1505190#t=article (Last accessed August 2017). 2. Zimlichman , E et al. “Health Care Associated Infections: A Meta - analysis of Costs and Financial Impact on the US Health Care System.” JAMA Intern Med. 2013 Dec 9 - 23;173(22):2039 - 46. doi : 10.1001/jamainternmed.2013.9763. 3. Kleef , E van et al. “Excess length of stay and mortality due to Clostridium difficile infection: a multi - state modelling approach.” T he Journal of hospital infection 88 4 (2014): 213 - 7. DOI: 10.1016/j.jhin.2014.08.008 4. Desai K, Gupta SB, Dubberke ER, Prabhu VS, Browne C, Mast TC. Epidemiological and economic burden of Clostridium difficile in the United States: estimates from a modeling approach. BMC Infectious Diseases . 2016;16:303. doi:10.1186/s12879 - 016 - 1610 - 3. 17

• AMR is a serious global threat - world leaders are taking action • Leaders in industry and academia are developing action plans • Worldwide concern over potential “ Antibiotic Armageddon ” • ESCMID warns that Europe may surpass one - million deaths due to ineffective antibiotics by 2025 • Synthetic Biologics is pioneering therapeutics to prevent the emergence of AMR • Awarded CDC contract to evaluate the ability of ribaxamase to prevent AMR Antimicrobial Resistance (AMR) 18 Declaration on Combatting Antibiotic Resistance – 2016 HHS 18 ¹ European Society of Clinical Microbiology and Infectious Diseases https://www.escmid.org/ ²CDC Advanced and Innovative Solutions to Improve Public Health Broad Agency Announcement (BAA) 2016 - N - 17812.

• Two proprietary oral 75mg capsules (custom designed oral β - lactamase) • Designed to protect the natural balance of microbes in the gut microbiome during antibiotic use • Did not interfere with the efficacy of IV antibiotics in Phase 2 studies SYN - 004 (ribaxamase) • be co - administered with certain IV antibiotics • b reak down excess IV antibiotic excreted into the GI tract • h elp prevent C lostridium difficile infection (C DI ) , pathogen overgrowth and the emergence of antimicrobial resistance ( AMR ) What is ribaxamase? Ribaxamase is designed to: 19

β - lactam antibiotic excreted into the GI tract can cause dysbiosis SYN - 004 (ribaxamase) to Prevent Dysbiosis Antibiotic Excreted in Bile ANTIBIOTIC EFFECTS  Disrupted microbiome  Proliferation of pathogens such as C. difficile  Emergence of antimicrobial resistant species (AMR) Systemic (IV) β - lactam antibiotic Treat Primary Infection (e.g. pneumonia) Stomach Duodenum Jejunum Ileum Cecum Colon Excreted β - Lactam Antibiotic 20

SYN-004 (ribaxamase) to Prevent Dysbiosis

Degrading excess β-lactam antibiotic excreted into the GI tract


Treat Primary Infection
(e.g. pneumonia)
Systemic (IV)
β-lactam antibiotic
Antibiotic
Excreted
in Bile
SYN-004
(ribaxamase)
Stomach
Duodenum
Jejunum
Ileum
Cecum
Colon
Oral
β-Lactam
Degraded
Concomitant with
IV β-lactam
Enteric protection
intended to prevent
gastric release and
limit acid degradation
Ribaxamase enzyme released into the upper
small intestine degrades β-lactam antibiotic

TARGET OUTCOMES
- ✓ Restore healthy, diverse microbiome
- ✓ Suppress proliferation of pathogens e.g. *C. difficile*
- ✓ Limit emergence of AMR

SYN-004 (ribaxamase) administered concomitantly with IV β-lactam antibiotic throughout the course of IV antibiotic therapy

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Synthetic Biologics

• Patients admitted for treatment of LRTI at 54 sites (Europe, North America)¹ • Achieved primary endpoint • Reduced CDI incidence by 71.4% vs Placebo (1.0% vs 3.4% P=0.045)² • Suppressed AMR • Reduced VRE colonization by 43.9% vs Placebo (P=0.0002)² • Reduced expression of multiple AMR genes • Preserved the microbiome • Reduced ceftriaxone - mediated loss of microbial diversity vs Placebo SYN - 004 (ribaxamase) Phase 2b Clinical Trial Protected the microbiome and prevented CDI and AMR 22 ¹Kokai - Kun JF et al. (2017) Gastroenterology 152 (Suppl 1): S1309 ²P - values are based on one - sided z - test (Chi - square) for the comparison of SYN - 004 to Placebo. LRTI = clinical diagnosis of moderate to severe lower respiratory tract infection. VRE = vancomycin resistant enterococci 22 Treatment Period 1 Follow - up 2 Screen Day 1 5 - 14 days 72 h 6 Weeks SYN - 004 Cohort n = 206 Placebo Cohort n = 206 Ceftriaxone (IV)² SYN - 004 (Oral, 150 mg q6h) Ceftriaxone (IV)² Placebo (Oral, q 6 h) T 0 4 T 1 T 2 6 4 2

• SYN - 004 (ribaxamase) considering potential opportunities in specialty populations where Phase 3 clinical trials may be smaller • SYN - 006 (oral carbapenemase) to prevent dysbiosis, CDI and AMR caused by excretion of IV carbapenem antibiotics into the intestine • Next - generation product for potential downstream market expansion • Preclinical efficacy demonstrated in dogs and pigs • SYN - 007 (ribaxamase) delayed release oral formulation for co - administration with oral β - lactam antibiotics • Outpatient product with potential pediatric application to prevent AAD in children • Preclinical efficacy in dogs and pigs when administered with amoxicillin “ clavulanate Expansion indications and next - generation microbiome protection products SYN - 004 (ribaxamase) Expansion Programs 23 ¹Connelly S et al. (2017) IDWeek 2017, San Diego, CA. ²A recent meta - analysis that found carbapenems were associated with more CDIs than all other antibiotics except clindamycin Vardakas KZ et al. (2016) Int J Antimicrob Agents 48: 1 - 10. ³Kaleko M et al. (2017) IDWeek 2017, San Diego, CA. 23

Worldwide Market Opportunity All Antibiotics 77.3B Doses IV Penicillins and Cephalosporins 7.5B Doses Source: IMS Health 2017 – doses in standard units Carbapenems, Penicillins and Cephalosporins 49.6B Doses Our product pipeline covers 64 % of the World’s antibiotics and 57 % of the United States’ antibiotics*, offering us a multi - billion dollar addressable market opportunity SYN - 004 (ribaxamase) SYN - 006 & SYN - 007 *Macrolides, Fluoroquinolones and Tetracyclines make up the majority of the remainder 24

• Anticipate one large, global, multi - center, randomized controlled clinical trial • Primary efficacy endpoint reduction of CDI incidence in SYN - 004 vs Placebo treatment group • Co - primary safety endpoint relative risk of mortality in SYN - 004 vs Placebo treatment groups • Up to 4,000 patients (potential interim analysis ~2,000 patients) anticipated to be self - replicating • Evaluate a broad range of patients who are receiving IV β - lactam antibiotics • Enroll patients at high risk for CDI • Evaluate multiple β - lactam antibiotics (e.g. ceftriaxone, piperacillin/tazobactam) • Evaluate different index infections (e.g. LRTI, UTI, intraabdominal) • Ongoing clinical activities and next steps • Working with expert steering committee to aid design and implementation of proposed clinical trial • EOP2 meeting with the FDA to review the detailed Phase 3 clinical trial protocol in Q3 2018 • Significant interest from CDC in evaluating SYN - 004 effects on AMR Initial Phase 3 clinical trial concepts discussed with FDA SYN - 004 (ribaxamase) Development Status CDI : Clostridium difficile infection. LRTI: lower respiratory tract infection. UTI: urinary tract infection. 25

Pending Patent Applications • Methods of Manufacture • Clinical Dosing, Formulation • Methods of Treatment Expires 2035/6 Patented other β - Lactamase Composition of Matter & Uses Expires 2035 Patented ribaxamase Composition of Matter Expires 2031 Extensive patent portfolio, multiple protection strategies Ribaxamase Patent Position ¹Intellectual property owned outright by Synthetic Biologics, Inc. ~60 Granted Patents and ~55 Pending Applications (US & International) 26

Preclinical Pipeline SYN - 020

Intestinal Alkaline Phosphatase (IAP) • IAP is an endogenous enzyme that is produced in the small intestine • IAP maintains GI homeostasis • Detoxifies inflammatory mediators • Endotoxin, bacterial DNA, flagellin, nucleotides • Tightens the gut barrier to mitigate “leaky gut” • Reduces systemic translocation of endotoxin and bacteria • Promotes the growth of commensal bacteria for a healthy gut microbiome • Oral administration has the potential to treat both intestinal and systemic diseases associated with GI inflammation and “leaky gut” 28

IAP Manufacturing Breakthrough

Synthetic Biologics has overcome manufacturing hurdles for commercialization

- The clinical application of an oral IAP drug has been limited by manufacturing constraints
  - cIAP is extracted from calf intestines and costs up to $10,000/gm
  - Recombinant manufacturing platforms produce very low yields (**10-500 mg/L**)
- Developed stable cell lines that express **3 gm/L**
  - SYN-020 is recombinant bovine IAP II, the most potent IAP identified to date[1]
  - SYN-020 is substantially more potent than human IAP
  - Stable in intestinal chyme
- Developed novel tablet formulations with different release profiles
  - Enteric-coated tablets were resistant to stomach acid and, at last time point, were stable for 23 weeks

[1]Manes T et al. (1998) *JBC* **273**:23353-60

29

Synthetic Biologics

SYN - 020 Path to Clinical Development • Currently planning to pursue three lead indications • Enterocolitis associated with radiation therapy for cancer • Enterocolitis associated with checkpoint inhibitor therapy for cancer • Microscopic colitis • Based on a wealth of animal and human data, future indications may include o ther conditions exacerbated by GI inflammation, dysbiosis, and leaky gut • Multiple clinical opportunities can mitigate the risk to registration and expand use thereafter • Clinical development • Targeting IND filing in Q4 2019 • Targeting Phase 1 clinical trial in Q1 2020 30

Investment Opportunity

Strategic Priorities & Objectives • Announced key partnership with Cedars - Sinai Medical Center to advance SYN - 010 • Met with FDA in Q2 2018 to establish key components of Phase 3 clinical program for SYN - 004 • End of Phase 2 Meeting planned in Q3 2018 to solidify remaining elements of Phase 3 clinical program • Establish strategic partnership(s) in support of development pipeline • Favorable market - access points and development opportunities in China • Recent regulatory reform is intended to raise China’s drug regulations to international standards • State Drug Administration (SDA) now requires single Phase 3 clinical program for marketing approval • Potential to build and expand franchise of preventative products • Capital Considerations • Continue to prioritize non - dilutive forms of capital • Financial stewardship remains a top priority • Investment in high - impact clinical opportunities • Strategic utilization of ATM or other capital funding considerations Focus on delivering on key objectives with the goal of growing shareholder value & a stronger balance sheet 32

Q3 Q4 Q1 Q2 Q3 Q4 Milestones & Potential Value Drivers * 2018 2019 SYN - 010 Agreement with Cedars - Sinai to conduct Phase 2b investigator - sponsored clinical study SYN - 010 Expected first patient dosed in Phase 2b investigator - sponsored clinical study SYN - 004 Expected results from EOP2 meeting with FDA SYN - 004 End of Phase 2 Meeting with FDA SYN - 020 Anticipated IND filing SYN - 010 Expected data readout from Phase 2b investigator - sponsored clinical study SYN - 004 Anticipated initiation of Phase 3 clinical trial (partnership/funding - dependent) *Based on management’s current beliefs & expectations 33

Investment Thesis • Diversified microbiome - focused company pioneering proprietary early & late - stage product candidates targeting large, unmet medical needs • A robust clinical development pipeline representing multiple potential pathways to market • SYN - 004 (ribaxamase), for the prevention of antibiotic - mediated primary C. difficile infection (CDI), pathogen overgrowth and antimicrobial resistance (AMR); • SYN - 010 , for the treatment of an underlying cause of irritable bowel syndrome with constipation (IBS - C); and, • SYN - 020 , to treat multiple GI & systemic diseases that stem from GI inflammation and “leaky gut” • Strong and accomplished leadership team comprised of industry experts • Management is keenly focused on growing shareholder value • Multiple near and long - term milestones and potential catalysts • Significant partnership opportunities in China • Continue efforts to fortify financial position and strengthen balance sheet 34

Thank You